Exhibit 99.2

Third Quarter 2001 Unaudited Supplemental Financial Information

UNION PLANTERS CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)

	September 30,		Variance

	2001	2000	Dollar	Percentage

	(Dollars in thousands)
ASSETS

Cash and due from banks	$762,923	$898,845	$(135,922)	(15.12)%

Interest-bearing deposits at financial institutions	47,293	64,381	(17,088)	(26.54)

Federal funds sold and securities purchased	—	—

under agreements to resell	52,539	54,732	(2,193)	(4.01)

Trading account assets	237,292	264,294	(27,002)	(10.22)

Loans held for resale	1,226,839	377,012	849,827	225.41

Available for sale securities (Amortized cost: $4,981,800, and $7,062,938, respectively)	5,123,428	6,920,432	(1,797,004)	(25.97)

Loans	23,882,954	23,476,109	406,845	1.73

Less: Unearned income	(21,331)	(26,679)	5,348	20.05

Allowance for losses on loans	(342,194)	(340,453)	(1,741)	(0.51)

Net loans	23,519,429	23,108,977	410,452	1.78

Premises and equipment, net	577,608	613,633	(36,025)	(5.87)

Accrued interest receivable	266,763	301,279	(34,516)	(11.46)

FHA/VA claims receivable	62,281	79,838	(17,557)	(21.99)

Mortgage intangibles	162,612	126,051	36,561	29.00

Goodwill	799,001	808,120	(9,119)	(1.13)

Other intangibles	155,945	162,955	(7,010)	(4.30)

Other assets	392,888	482,040	(89,152)	(18.49)

Total assets	$33,386,841	$34,262,589	$(875,748)	(2.56)

Liabilities and shareholders’ equity

Deposits

Noninterest-bearing	$4,239,866	$3,979,560	$260,306	6.54

Certificates of deposit of $100,000 and over	1,817,284	2,575,543	(758,259)	(29.44)

Other interest-bearing	17,441,908	16,528,571	913,337	5.53

Total deposits	23,499,058	23,083,674	415,384	1.80

Short-term borrowings	3,224,990	5,993,766	(2,768,776)	(46.19)

Short and medium-term senior notes	20,000	260,000	(240,000)	(92.31)

Federal Home Loan Bank advances	1,461,530	601,291	860,239	143.07

Other long-term debt	1,275,780	793,652	482,128	60.75

Accrued interest, expenses, and taxes	281,705	363,275	(81,570)	(22.45)

Other liabilities	412,947	369,385	43,562	11.79

Total liabilities	30,176,010	31,465,043	(1,289,033)	(4.10)

Commitments and contingent liabilities	—	—	—	—

Shareholders’ equity

Convertible preferred stock	16,478	19,942	(3,464)	(17.37)

Common stock, $5 par value; 300,000,000 shares authorized; 137,357,256 issued and outstanding (134,756,611 at September 30, 2000)	686,786	673,783	13,003	1.93

Additional paid-in capital	878,083	754,153	123,930	16.43

Retained earnings	1,553,309	1,458,488	94,821	6.50

Unearned compensation	(13,472)	(18,499)	5,027	27.17

Accumulated other comprehensive income- unrealized loss on available for sale securities, net	89,647	(90,321)	179,968	199.25

Total shareholders’ equity	3,210,831	2,797,546	413,285	14.77

Total liabilities and shareholders’ equity	$33,386,841	$34,262,589	$(875,748)	(2.56)

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS
(Unaudited)

	Three Months Ended
	September 30,		Variance

	2001	2000	Dollar	Percentage

	(Dollars in thousands, except per share data)
Interest income

Interest and fees on loans	$475,446	$525,187	$(49,741)	(9.5)%

Interest on investment securities

Taxable	63,511	94,746	(31,235)	(33.0)

Tax-exempt	14,656	16,026	(1,370)	(8.5)

Interest on deposits at financial institutions	409	825	(416)	(50.4)

Interest on federal funds sold and securities purchased under agreements to resell	853	1,511	(658)	(43.5)

Interest on trading account assets	3,418	4,266	(848)	(19.9)

Interest on loans held for resale	21,773	6,493	15,280	235.3

Total interest income	580,066	649,054	(68,988)	(10.6)

Interest expense

Interest on deposits	184,837	221,519	(36,682)	(16.6)

Interest on short-term borrowings	30,025	96,860	(66,835)	(69.0)

Interest on long-term debt	42,526	26,667	15,859	59.5

Total interest expense	257,388	345,046	(87,658)	(25.4)

Net interest income	322,678	304,008	18,670	6.1

Provision for losses on loans	41,933	19,939	21,994	110.3

Net interest income after provision for losses on loans	280,745	284,069	(3,324)	(1.2)

Noninterest income

Service charges on deposit accounts	53,694	47,451	6,243	13.2

Mortgage banking revenue	51,279	27,823	23,456	84.3

Merchant servicing income	10,430	9,320	1,110	11.9

Factoring commissions and fees	9,620	9,831	(211)	(2.1)

Trust service income	6,954	6,043	911	15.1

Profits and commissions from trading activities	1,339	1,598	(259)	(16.2)

Investments and insurance	13,544	11,014	2,530	23.0

Investment securities gains	580	—	580	NA

Other income	48,901	34,265	14,636	42.7

Total noninterest income	196,341	147,345	48,996	33.3

Noninterest expense

Salaries and employee benefits	139,062	133,775	5,287	4.0

Net occupancy expense	26,665	23,536	3,129	13.3

Equipment expense	22,026	20,904	1,122	5.4

Goodwill amortization	12,089	11,700	389	3.3

Other intangibles amortization	4,240	4,451	(211)	(4.7)

Other expense	103,509	84,704	18,805	22.2

Total noninterest expense	307,591	279,070	28,521	10.2

Earnings before income taxes	169,495	152,344	17,151	11.3

Applicable income taxes	57,491	50,763	6,728	13.3

Net earnings	$112,004	$101,581	$10,423	10.3%

Net earnings applicable to common shares	$111,703	$101,182	$10,521	10.4%

Earnings per common share

Basic	$.81	$.75	$.06	8.0%

Diluted	.81	.75	.06	8.0

Average common shares outstanding (in thousands)

Basic	137,198	134,678	2,520	1.9%

Diluted	138,887	136,130	2,757	2.0

Union Planters Corporation
Summary of Consolidated Results
(Unaudited)

	Three Months Ended
	September 30,

	2001	2000	Variance	Percentage

	(Dollars in thousands)
Interest income	$580,066	$649,054	$(68,988)	(10.6)%

Interest expense	(257,388)	(345,046)	87,658	(25.4)

Net interest income	322,678	304,008	18,670	6.1

Provision for losses on loans	(41,933)	(19,939)	(21,994)	110.3

Net interest income after provision for losses on loans	280,745	284,069	(3,324)	(1.2)

Noninterest income

Service charges on deposit accounts	53,694	47,451	6,243	13.2

Mortgage banking revenue	51,279	27,823	23,456	84.3

Merchant Servicing income	10,430	9,320	1,110	11.9

Factoring commissions and fees	9,620	9,831	(211)	(2.1)

Trust service income	6,954	6,043	911	15.1

Profits and commissions from trading activities	1,339	1,598	(259)	(16.2)

Investments and insurance	13,544	11,014	2,530	23.0

Other income	48,901	28,808	20,093	69.7

Total noninterest income	195,761	141,888	53,873	38.0

Noninterest expense

Salaries and employee benefits	133,462	122,319	11,143	9.1

Net occupancy expense	26,665	23,536	3,129	13.3

Equipment expense	22,026	20,904	1,122	5.4

Goodwill amortization	12,089	11,700	389	3.3

Other intangibles amortization	4,240	4,451	(211)	(4.7)

Other expense	95,473	84,704	10,769	12.7

Total noninterest expense	293,955	267,614	26,341	9.8

Earnings before nonoperating items and income taxes	182,551	158,343	24,208	15.3

Nonoperating items

Gain on securitization and sale of loans	—	2,764	(2,764)	(100.0)

Gain on sale of loans	—	2,693	(2,693)	(100.0)

Accrue UPExcel severance pay	(5,600)	—	(5,600)	NM

Write-off of equity investment and software	(3,790)	—	(3,790)	NM

Investment securities gains (losses)	580	—	580	NM

Settlement of executive contractual obligations	—	(11,456)	11,456	(100.0)

UPExcel project expenses	(4,246)	—	(4,246)	NM

Other, net	—	—	—	NM

Earnings before income taxes	169,495	152,344	17,151	11.3

Applicable income taxes	(57,491)	(50,763)	(6,728)	13.3

Net earnings	$112,004	$101,581	$10,423	10.3

Net earnings	$112,004	$101,581	$10,423	10.3

Nonoperating items, net of taxes	7,977	1,458	6,519	NM

Goodwill and other intangibles amortization, net of taxes	13,903	13,437	466	3.5

Cash operating earnings	$133,884	$116,476	$17,408	14.9

Diluted earnings per common share	$0.81	$0.75	$0.06	8.1%

Diluted cash operating earnings per common share	0.96	0.86	0.10	11.8

UNION PLANTERS CORPORATION

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

	Three Months Ended September 30,

	2001			2000

		Interest	FTE		Interest	FTE
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate

	(Dollars in thousands)
ASSETS

Interest-bearing deposits at financial institutions	$37,747	$409	4.30%	$33,090	$825	9.92%

Federal funds sold and securities purchased under agreements to resell	93,199	853	3.63	93,592	1,511	6.42

Trading account assets	218,298	3,418	6.21	214,725	4,266	7.90

Investment securities (1) (2)

Taxable securities	3,934,180	63,511	6.40	5,868,233	94,746	6.42

Tax-exempt securities	1,128,421	21,785	7.66	1,223,732	23,339	7.59

Total investment securities	5,062,601	85,296	6.68	7,091,965	118,085	6.62

Loans, net of unearned income (1), (3), (4)	25,386,934	498,669	7.79	23,799,262	533,087	8.91

Total earning assets (1), (2), (3), (4)	30,798,779	588,645	7.58	31,232,634	657,774	8.38

Cash and due from banks	731,088			867,145

Premises and equipment	587,748			618,552

Allowance for losses on loans	(337,339)			(347,638)

Goodwill and other intangibles	960,290			977,477

Other assets	1,057,725			857,793

Total assets	$33,798,291			$34,205,963

LIABILITIES AND SHAREHOLDERS’ EQUITY

Money market accounts	$4,855,052	41,835	3.42%	$3,795,223	42,411	4.45%

Interest-bearing checking	3,111,517	10,540	1.34	3,143,839	11,880	1.50

Savings deposits	1,347,694	4,783	1.41	1,431,130	5,165	1.44

Certificates of deposit of $100,000 and over	1,957,996	25,240	5.11	2,641,260	41,108	6.19

Other time deposits	8,212,303	102,439	4.95	8,358,869	120,955	5.76

Short-term borrowings

Federal funds purchased and securities sold under agreements to repurchase	2,847,994	24,469	3.41	3,032,833	47,501	6.23

Short-term senior notes	—	—	—	463,043	8,197	7.04

Other	599,437	5,556	3.68	2,396,097	41,162	6.83

Long-term debt

Federal Home Loan Bank advances	1,461,160	18,097	4.91	601,365	10,149	6.71

Subordinated capital notes	974,030	17,772	7.24	474,963	7,751	6.49

Medium-term senior notes	41,739	713	6.78	60,000	1,025	6.80

Trust Preferred Securities	199,102	4,128	8.23	199,067	4,128	8.25

Other	102,727	1,816	7.01	152,875	3,614	9.40

Total interest-bearing liabilities	25,710,751	257,388	3.97	26,750,564	345,046	5.13

Noninterest-bearing demand deposits	4,172,497	—		3,996,811	—

Total sources of funds	29,883,248	257,388		30,747,375	345,046

Other liabilities	772,767			694,978

Shareholders’ equity

Preferred stock	17,269			19,972

Common equity	3,125,007			2,743,638

Total shareholders’ equity	3,142,276			2,763,610

Total liabilities and shareholders’ equity	$33,798,291			$34,205,963

Net interest income (1)		$331,257			$312,728

Net interest rate spread (1)			3.61%			3.25%

Net interest margin (1)			4.27%			3.98%

Taxable-equivalent adjustments

Loans		$1,450			$1,407

Investment securities		7,129			7,313

Total		$8,579			$8,720

(1)	Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.

(2)	Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

(3)	Includes loan fees in both interest income and the calculation of the yield on loans.

(4)	Includes loans on nonaccrual status.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS
(Unaudited)

	Nine Months Ended
	September 30,		Variance

	2001	2000	Dollar	Percentage

	(Dollars in thousands, except per share data)
Interest income

Interest and fees on loans	$1,507,139	$1,495,183	$11,956	0.8%

Interest on investment securities

Taxable	223,478	294,928	(71,450)	(24.2)

Tax-exempt	45,107	49,132	(4,025)	(8.2)

Interest on deposits at financial institutions	1,546	1,632	(86)	(5.3)

Interest on federal funds sold and securities purchased under agreements to resell	1,856	4,118	(2,262)	(54.9)

Interest on trading account assets	12,064	12,682	(618)	(4.9)

Interest on loans held for resale	52,006	19,111	32,895	172.1

Total interest income	1,843,196	1,876,786	(33,590)	(1.8)

Interest expense

Interest on deposits	609,196	612,081	(2,885)	(0.5)

Interest on short-term borrowings	160,542	267,937	(107,395)	(40.1)

Interest on long-term debt	123,590	66,658	56,932	85.4

Total interest expense	893,328	946,676	(53,348)	(5.6)

Net interest income	949,868	930,110	19,758	2.1

Provision for losses on loans	96,133	56,941	39,192	68.8

Net interest income after provision for losses on loans	853,735	873,169	(19,434)	(2.2)

Noninterest income

Service charges on deposit accounts	163,401	134,149	29,252	21.8

Mortgage banking revenue	138,689	75,207	63,482	84.4

Merchant servicing income	31,392	27,133	4,259	15.7

Factoring commissions and fees	28,700	28,778	(78)	(0.3)

Trust service income	21,026	19,275	1,751	9.1

Profits and commissions from trading activities	6,226	4,314	1,912	44.3

Investments and insurance	37,199	37,329	(130)	(0.3)

Investment securities gains	8,934	77	8,857	11,502.6

Other income	112,859	87,152	25,707	29.5

Total noninterest income	548,426	413,414	135,012	32.7

Noninterest expense

Salaries and employee benefits	404,575	390,073	14,502	3.7

Net occupancy expense	78,380	70,485	7,895	11.2

Equipment expense	66,649	63,308	3,341	5.3

Goodwill amortization	36,184	34,501	1,683	4.9

Other intangibles amortization	12,968	13,359	(391)	(2.9)

Other expense	307,500	254,934	52,566	20.6

Total noninterest expense	906,256	826,660	79,596	9.6

Earnings before income taxes	495,905	459,923	35,982	7.8

Applicable income taxes	168,209	154,120	14,089	9.1

Net earnings	$327,696	$305,803	$21,893	7.2%

Net earnings applicable to common shares	$326,630	$304,590	$22,040	7.2%

Earnings per common share

Basic	$2.38	$2.25	$.13	5.8%

Diluted	2.37	2.24	.13	5.8

Average common shares outstanding (in thousands)

Basic	136,931	135,337	1,594	1.2%

Diluted	138,560	136,821	1,739	1.3

Union Planters Corporation
Summary of Consolidated Results
(Unaudited)

	Nine Months Ended
	September 30,

	2001	2000	Variance	Percentage

	(Dollars in thousands)
Interest income	$1,843,196	$1,876,786	$(33,590)	(1.8)%

Interest expense	(893,328)	(946,676)	53,348	(5.6)

Net interest income	949,868	930,110	19,758	2.1

Provision for losses on loans	(96,133)	(56,941)	(39,192)	68.8

Net interest income after provision for losses on loans	853,735	873,169	(19,434)	(2.2)

Noninterest income

Service charges on deposit accounts	163,401	134,149	29,252	21.8

Mortgage banking revenue	138,689	75,207	63,482	84.4

Merchant servicing income	31,392	27,133	4,259	15.7

Factoring commissions and fees	28,700	28,778	(78)	(0.3)

Trust service income	21,026	19,275	1,751	9.1

Profits and commissions from trading activities	6,226	4,314	1,912	44.3

Investments and insurance	37,199	37,329	(130)	(0.3)

Other income	112,859	76,933	35,926	46.7

Total noninterest income	539,492	403,118	136,374	33.8

Noninterest expense

Salaries and employee benefits	398,975	378,617	20,358	5.4

Net occupancy expense	78,380	70,485	7,895	11.2

Equipment expense	66,649	63,308	3,341	5.3

Goodwill amortization	36,184	34,501	1,683	4.9

Other intangibles amortization	12,968	13,359	(391)	(2.9)

Other expense	291,430	254,934	36,496	14.3

Total noninterest expense	884,586	815,204	69,382	8.5

Earnings before nonoperating items and income taxes	508,641	461,083	47,558	10.3

Nonoperating items

Gain on securitization and sale of loans	—	2,764	(2,764)	(100.0)

Gain on sale of loans	—	2,693	(2,693)	(100.0)

UPExcel project expenses	(12,280)	—	(12,280)	NM

Accrue UPExcel severance pay	(5,600)	—	(5,600)	NM

Write-off of equity investment and software	(3,790)	—	(3,790)	NM

Reversion of pension plan assets	—	4,762	(4,762)	(100.0)

Investment securities gains (losses)	8,934	77	8,857	NM

Settlement of executive contractual obligations	—	(11,456)	11,456	(100.0)

Other, net	—	—	—	NM

Earnings before income taxes	495,905	459,923	35,982	7.8

Applicable income taxes	(168,209)	(154,120)	(14,089)	9.1

Net earnings	$327,696	$305,803	$21,893	7.2%

Net earnings	$327,696	$305,803	$21,893	7.2%

Nonoperating items, net of taxes	7,782	(1,035)	8,817	NM

Goodwill and other intangibles amortization, net of taxes	41,768	40,149	1,619	4.0

Cash operating earnings	$377,246	$344,917	$32,329	9.4%

Diluted earnings per common share	$2.37	$2.24	$0.13	6.3%

Diluted cash operating earnings per common share	2.72	2.52	0.20	8.0

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

	Nine Months Ended September 30,

	2001			2000

		Interest	FTE		Interest	FTE
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate

	(Dollars in thousands)
ASSETS

Interest-bearing deposits at financial institutions	$43,979	$1,546	4.70%	$31,793	$1,632	6.86%

Federal funds sold and securities purchased under agreements to resell	58,701	1,856	4.23	87,129	4,118	6.31

Trading account assets	224,964	12,064	7.17	221,686	12,682	7.64

Investment securities(1)(2) Taxable securities	4,580,886	223,478	6.52	6,126,819	294,928	6.43

Tax-exempt securities	1,156,343	66,876	7.73	1,248,624	71,925	7.69

Total investment securities	5,737,229	290,354	6.77	7,375,443	366,853	6.64

Loans, net of unearned income(1), (3), (4)	25,461,043	1,563,729	8.21	22,965,988	1,518,378	8.83

Total earning assets(1), (2), (3), (4)	31,525,916	1,869,549	7.93	30,682,039	1,903,663	8.29

Cash and due from banks	757,958			917,522

Premises and equipment	597,606			628,066

Allowance for losses on loans	(339,423)			(347,965)

Goodwill and other intangibles	964,628			968,688

Other assets	1,011,390			927,280

Total assets	$34,518,075			$33,775,630

LIABILITIES AND SHAREHOLDERS’ EQUITY

Money market accounts	$4,387,373	126,730	3.86%	$3,845,602	121,513	4.22%

Interest-bearing checking	3,133,237	32,926	1.40	3,285,154	36,984	1.50

Savings deposits	1,357,941	14,758	1.45	1,500,833	16,202	1.44

Certificates of deposit of $100,000 and over	2,115,872	91,255	5.77	2,284,113	98,971	5.79

Other time deposits	8,442,603	343,527	5.44	8,343,814	338,411	5.42

Short-term borrowings Federal funds purchased and securities sold under agreements to repurchase	3,370,256	111,612	4.43	2,679,909	117,332	5.85

Short-term senior notes	—	—	—	315,328	16,213	6.87

Other	1,252,332	48,930	5.22	2,805,758	134,392	6.40

Long-term debt

Federal Home Loan Bank advances	1,395,093	55,618	5.33	347,660	17,025	6.54

Subordinated capital notes	869,818	46,563	7.16	475,197	23,264	6.54

Medium-term senior notes	53,846	2,762	6.86	60,000	3,074	6.84

Trust Preferred Securities	199,093	12,383	8.32	199,058	12,383	8.31

Other	102,970	6,264	8.13	156,973	10,912	9.29

Total interest-bearing liabilities	26,680,434	893,328	4.48	26,299,399	946,676	4.81

Noninterest-bearing demand deposits	4,047,788	—		4,027,572	—

Total sources of funds	30,728,222	893,328		30,326,971	946,676

Other liabilities	722,948			641,031

Shareholders’ equity

Preferred stock	18,693			20,377

Common equity	3,048,212			2,787,251

Total shareholders’ equity	3,066,905			2,807,628

Total liabilities and shareholders’ equity	$34,518,075			$33,775,630

Net interest income(1)		$976,221			$956,987

Net interest rate spread(1)			3.45%			3.48%

Net interest margin(1)			4.14%			4.17%

Taxable-equivalent adjustments

Loans		$4,584			$4,084

Investment securities		21,769			22,793

Total		$26,353			$26,877

(1)	Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.

(2)	Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

(3)	Includes loan fees in both interest income and the calculation of the yield on loans.

(4)	Includes loans on nonaccrual status.